UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                       August 17, 2004 (August 16, 2004)
                       ---------------------------------


                                  GenTek Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


     Delaware                        001-14789                  02-0505547
---------------              ------------------------        ------------------
(State or other              (Commission File Number)        (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

        90 East Halsey Road, Parsippany, NJ                        07054
      ----------------------------------------                  ----------
      (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code   (973) 515-3221
                                                     --------------

                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On August 16, 2004, GenTek Inc. (the "Company") issued a press release announcing its earnings for the second quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.1.

            The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   GENTEK INC.
                                                  ------------------------------
                                                  (Registrant)


Date:  August 17, 2004                       By:  /s/ Matthew R. Friel
                                                  ------------------------------
                                                  Name:  Matthew R. Friel
                                                  Title: Vice President and
                                                         Chief Financial Officer


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                                 Exhibit Index
                                 -------------

Number      Title
------      -----

99.1 Press release, dated August 16, 2004, announcing that the Company's earnings for the second quarter of 2004.